UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

FORM 8-K
________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2016
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DOVER CORPORATION
(Exact name of registrant as specified in its charter)
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State of Delaware	1-4018	53-0257888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway
Downers Grove, Illinois		60515
(Address of principal executive offices)		(Zip Code)
(630) 541-1540
(Registrant’s telephone number, including area code)

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on May 5, 2016, at which meeting the shareholders (1) elected eleven directors, (2) ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2016, and (3) approved, on an advisory basis, named executive officer compensation.

The shareholders also voted on a proposal to amend Article 16 of the Company’s Restated Certificate of Incorporation to allow shareholders to act by written consent. The proposal did not pass, as passage required the affirmative vote of at least 80% of the outstanding shares of common stock. The proposal to amend Article 16 received the affirmative vote of 77.40% of the outstanding shares of common stock.

The shareholders did not approve the shareholder proposal regarding proxy access.

The breakdown of the shareholder votes on these matters is listed below:

1.	Election of directors:

Director	For	Against	Abstain	Broker Non-Vote
Peter T. Francis	124,761,427	1,197,977	330,152	13,230,956
Kristiane C. Graham	123,184,161	2,756,128	349,267	13,230,956
Michael F. Johnston	123,866,780	2,150,552	272,224	13,230,956
Robert A. Livingston	124,869,756	1,104,576	315,224	13,230,956
Richard K. Lochridge	122,961,127	2,979,859	348,570	13,230,956
Bernard G. Rethore	123,231,978	2,689,164	368,414	13,230,956
Michael B. Stubbs	123,369,786	2,635,164	284,606	13,230,956
Stephen M. Todd	125,410,810	509,156	369,590	13,230,956
Stephen K. Wagner	96,117,718	29,812,352	359,486	13,230,956
Keith E. Wandell	125,310,819	605,291	373,446	13,230,956
Mary A. Winston	124,139,192	1,861,594	288,770	13,230,956

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2016:

For	Against	Abstain	Broker Non-Vote
137,640,861	1,681,436	198,215	0

3.	Approval, on an advisory basis, of named executive officer compensation:

For	Against	Abstain	Broker Non-Vote
121,508,432	4,121,657	659,467	13,230,956

4.	Amendments to Article 16 of the Company’s Restated Certificate of Incorporation to allow shareholders to act by written consent:

For	Against	Abstain	Broker Non-Vote
120,063,234	5,946,453	279,869	13,230,956

5.	A shareholder proposal regarding proxy access:

For	Against	Abstain	Broker Non-Vote
37,024,075	87,745,281	1,520,200	13,230,956

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 9, 2016	DOVER CORPORATION
(Registrant)

		By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera
Senior Vice President, General Counsel & Secretary